                                                                EXHIBIT 10.25(a)

                  EMPLOYMENT AGREEMENT, dated as of May 7, 1997 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and William H. Gaither (the "Employee").

                  The Employer desires to retain the Employee to supply services to the Employer, and the Employee desires to provide the services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply the services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  1. Services; Term.

                           (a) The Employer hereby employs the Employee, and the
Employee hereby agrees to be employed by the Employer, as President and Chief Executive Officer of the Employer and the Employee will use his best efforts to perform services for the Employer in accordance with directions given to Employee from time to time by the Board of Directors of the Employer.

                           (b) The Employee shall participate in the operation
of the business of the Employer (the "Business"), and assume and perform all duties and responsibilities consistent with his title and position (the "Services") as from time to time requested by the Employer.

                           (c) The Employee shall be employed for the period
commencing on the date of this Agreement (the "Effective Date") and ending on May 6, 1999, unless sooner terminated pursuant to the provisions of this Agreement (such period being referred to as the "Employment Period"); provided, however, that on the second anniversary of the Effective Date (and on each succeeding anniversary of the Effective Date during the Employment Period), the Employment Period shall automatically be extended by an additional year (unless Employer or Employee shall give the other at least 120 days' notice to the contrary).

                  2. Performance by Employee. During the Employment Period, the Employee shall devote all of his business time, attention, knowledge and skills to, and use his best efforts to perform, the Services and shall promote the interests of the Employer in carrying out the Services.

                  3. Compensation and Benefits. During the Employment Period:

                           (a) Base Compensation. As compensation for the
Services, the Employer shall pay to the Employee a base salary, which shall be at the annual rate of $315,000 (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to discretionary increase, as determined by an annual review by the Board of Directors on or prior to each anniversary of the Effective Date. In addition to and as a supplement to Base Compensation, the Employer shall pay to the Employee supplemental base compensation as set forth in the supplemental compensation plan.

                           (b) Bonus Payments. As additional compensation for
the Services, the Employer shall pay to the Employee (i) annual fixed bonus payments (the "Fixed Bonus") in an amount equal to 30% of the Employee's Base Salary for such year payable on or around February 1, of the following year; provided that the amount of the Fixed Bonus in any year shall be reduced by the amount of supplemental base compensation paid to the Employee in such year, and
(ii) incentive compensation determined as set forth in the Management Incentive Plan to be adopted by the Company. Each Fixed Bonus payment is contingent upon Employee's being employed by the Company on the date that such Fixed Bonus payment is otherwise due.

                           (c) Restricted Stock and Stock Option. On the date
hereof, the Employee will purchase shares of common stock of the Employer (pursuant to the Securities Purchase and Stockholders Agreement) and be granted options (pursuant to the Employer's 1997 Stock Option Plan) to acquire shares of common stock of the Employer, in each case on terms and conditions to be embodied in separate agreements between the Employee and the Employer (the "Other Agreements").

                           (d) Benefit Plans. The Employee shall be entitled to
receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives, as those benefits are revised from time to time by the Board of Directors of the Employer. Except as specifically provided in this Section 3, nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits.

                           (e) Vacations and Holidays. The Employee shall be
entitled to vacation and paid holidays in accordance with the Employer's policy.

                  4. Termination.

                           (a) Death or Disability. If the Employee dies during
Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, in case the Employer and the Employee cannot agree upon

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
a physician within 15 days, then by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                           (b) Cause. The Employer, at its option, may terminate
the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of, or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services to the material detriment of the Company, which is not corrected within 15 business days after written notice, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice.

                           (c) Without Cause. The Employer, at its option, may
terminate the Employment Period without Cause at any time.

                           (d) Termination by Employee for Good Reason. The
Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a substantial diminution in benefits provided under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

                           (e) Payments in the Event of Termination. Upon the
termination of the Employment Period for death, disability or Cause, the Employer shall pay to the Employee, or his estate, as the case may be, the Base Salary and Fixed Bonus earned to the date of death or termination for disability or Cause, as the case may be. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee (A) the Base Salary and Fixed Bonus earned to the date of such termination, and (B) an additional amount equal to the sum of (1) the Base Salary at the time of termination for a period beginning on the date of such termination and ending on May 6, 1999 and (2) the annual rate of the Fixed Bonus at the time of such termination multiplied by the number of years (or part thereof) remaining in the Employment Period at the time of such termination; provided that in the case of clause (1) and (2), the period shall not be less than twelve months.

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                           (f) Termination of Obligations. In the event of
termination of the Employment Period in accordance with this Section 4, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 4(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this
Section 4, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employer's duties and responsibilities.

                  5. Confidentiality; Non-Disclosure.

                           (a) (i) Except as provided in this Section 5(a), the
Employee shall not disclose any confidential or proprietary information of the Employer or of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer, As used in this Section, the term "confidential or proprietary information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchases, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term "confidential or proprietary information" shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                                    (ii) If the Employee is requested or (in the
opinion of his counsel) required by law or judicial order to disclose any confidential or proprietary information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential or proprietary information. If, failing the entry of a protective order or the receipt of a waiver hereunder, he is, in the opinion of his counsel, compelled by law to disclose a portion of the confidential or proprietary information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the

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
confidential or proprietary information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such confidential or proprietary information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                           (b) The Employee agrees that he will promptly and
fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the term of this Agreement and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any patents, trademarks or copyrights thereon in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of confidential or proprietary information and acknowledges the highly competitive nature of the Business and accordingly agrees that, in consideration of the premises contained herein and in consideration for payment by the Employer of the purchase price of the Shares, he will not, during and for the period commencing on the Effective Date and ending on the later of (a) May 6, 2000 and (b) the date that is one year after the termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business firm, (i) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (ii) assist others in engaging in any competitive business in the manner described in clause (i), or (iii) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee acknowledges that he has read this Section 6 and has full knowledge and acceptance of the terms thereof. The Employer will pay the Employee $500 in consideration of the Employee's agreement with the terms of this Section 6.

                  7. General Provisions.

                           (a) Enforceability. It is the desire and intent of
the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to

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
be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                           (b) Remedies. The parties acknowledge that the
Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 of this Agreement.

                           (c) Withholding. The Employer shall withhold such
amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                           (d) Assignment; Benefit. This Agreement is personal
in its nature and the parties hereto shall not, without the written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided that the provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Employer, whether by merger, consolidation, transfer of all or substantially all of its assets, or otherwise.

                           (e) Indemnity. The Employer hereby agrees to
indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee

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
is employed by the Company and (iii) be subject to any limitations imposed from time to time under applicable law.

                           (f) Notices. All notices or other communications
which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    The J. H. Heafner Company, Inc.
                                    814 Main Street
                                    P.O. Box 837
                                    Lincolnton, NC 28093-0837
                                    Attention:  J. Michael Gaither
                                    Facsimile:  (704) 732-6480

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, NY 10022
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           If to the Employee:

                                    William H. Gaither
                                    234 Wester Brewlands
                                    Iron Station, NC 28080
                                    Facsimile:  (704) 732-6480

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                           (g) Dispute Resolution; Attorney's Fees. The Employer
and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before a private judge to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employee shall have the right, in addition to any other relief granted by such arbitrator, to attorneys' fees; provided, however, that the Employer shall have the right, in addition to any other relief granted by such arbitrator, to reasonable attorneys' fees in the event that a claim brought by the Employee is definitely decided in the Employer's favor (with the amount of such fees being limited to those expended

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
defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                           (h) Acknowledgment. Employee acknowledges that he has
been advised by Employer to seek the advice of independent counsel prior to reaching agreement with Employer on any of the terms of this Agreement.

                           (i) Amendments and Waivers. No modification,
amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                           (j) Descriptive Headings; Certain Interpretations.
Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                           (k) Counterparts; Entire Agreement. This Agreement
may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all prior agreements or understandings among the parties with respect to the Employee's employment by the Employer.

                           (l) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                           (m) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND
THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.

                                       THE J. H. HEAFNER COMPANY, INC.
                                             /s/ WILLIAM H. GAITHER
                                       By:________________________________
                                           Name:
                                           Title:


                                             /s/ WILLIAM H. GAITHER
                                          ________________________________
                                                 William H. Gaither



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
                                                                EXHIBIT 10.25(b)


                  EMPLOYMENT AGREEMENT, dated as of May 20,
                  1998 (the "Agreement"), between The J. H.
                  Heafner Company, Inc., a North Carolina
                  corporation (the "Employer"), and J.
                  Michael Gaither (the "Employee").

                  The Employer desires to retain the Employee to supply services to the Employer, and the Employee desires to provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.        Employment Relationship.

                  (a) The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President, General Counsel and Secretary of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2. Compensation and Benefits. During the Employment
Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $224,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each anniversary of the Effective Date.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) annual fixed bonus payments (the "Fixed Bonus") in an amount equal to 15% of the Employee's Base Salary for such year, payable on or around February 1 of the following year, and
(ii) incentive compensation determined as set forth in the Company's Management Incentive Plan. Each Fixed Bonus payment is contingent upon Employee's being employed by the Company on the date that such Fixed Bonus payment is otherwise due. The Employee will be entitled to such additional incentive compensation as the Board of Directors of the Employer determines in its discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its management bonus and incentive plans at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

                  (c) Restricted Stock and Stock Options. During the Employment Period, the Employee shall be eligible to participate in the J.H. Heafner Company 1997 Stock Option Plan (the "Stock Plan") and to receive grants of options to purchase Class A Common Stock of the Employer on terms no less favorable than those granted to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time pursuant to the Stock Plan in the sole discretion of the Employer's Executive Committee.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee.

                  (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.

                  (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  SECTION 3. Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform his duties for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the

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
time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

                  (e) Payments in the Event of Termination. Upon the termination of the Employment Period pursuant to this Section 3, the Employer shall pay to the Employee, or his estate, the Base Salary and Fixed Bonus earned to the date of death or termination for disability or Cause, as the case may be. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an additional amount equal to the Base Salary and Target Bonus, in each case, that would have been payable to the Employee for the twelve-month period beginning on the date of such termination. The Employer, at its option, may make any payments due under this Section 3(e) either in a lump sum or as they would have been paid had the Employee not been terminated.

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4. Confidentiality; Non-Disclosure.

                  (a) (i) Except as provided in this Section 4(a), the Employee shall not disclose any confidential or proprietary information of the Employer or of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "confidential or proprietary information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchases, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term "confidential or proprietary information" shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                  (ii) If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any confidential or proprietary information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential or proprietary information. If, failing the entry of a protective order or the receipt of a waiver hereunder, he is, in the opinion of his counsel, compelled by law to disclose a portion of the confidential or proprietary information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the confidential or proprietary information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such confidential or proprietary information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any patents, trademarks or copyrights thereon in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of confidential or proprietary information and acknowledges the highly competitive nature of the Business and accordingly agrees that, in consideration of the premises contained herein and in consideration for payment by the Employer of the purchase price of the Shares, he will not, during and for the period commencing on the Effective Date and ending on the date that is the later of one year after the termination of the Employment Period or the date of expiration of the Non-Compete Period (as defined in Section 3.6 of the Merger Agreement), for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business firm, (i) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business; (ii) assist others in engaging in any competitive business in the manner described in clause (i); or (iii) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

         SECTION 6.  Change in Control Payment.

         (a) If the Employment Period is terminated (i) upon or prior to a Change in Control and the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of, such Change in Control or (ii) for the reasons set forth below occurring within one year after a Change in Control (as defined), by the company, then the Employee shall be entitled to a payment (the "Change in Control Payment") in an amount equal to the Base Salary that would have been payable to the Employee for the twenty-four month period beginning on the date of such termination plus the target bonus (as defined in the Employer's Executive Bonus Plan) (the "Target Bonus") that would have been payable to the Employee for the twelve-month period beginning on the date of termination. A substantial diminution in the status, position, compensation and responsibilities of the Employee or the requirement that the Employee relocate more than 50 miles, all within one year after a Change in Control shall be deemed termination by the company of the Employment Period for purposes of determining whether a Change in Control Payment is due under this Section 6(a). The Employer may elect to make any payments due under this Section 6(a) either in a lump sum or as they would have been paid had the Employment Period not been terminated. Notwithstanding the foregoing, any change in Control Payment due under this Section 6(a) shall be limited to the extent the Board (in its sole judgment) deems necessary to preserve the deductibility by the Company of such Change in Control Payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor statute.

         (b) "Change in Control" means any of the following: (i) the sale of all or substantially all of the Company's assets to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company,
(ii) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in Ann H. Gaither, William H. Gaither, Susan
G. Jones and Thomas R. Jones owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company or
(iii) at any time after the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Company's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Company. "Combined Voting Power" with respect to capital stock of the Company means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Company.

                  SECTION 7. General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 4 or Section 5 of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall, without the prior written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder. The provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Employer, whether by merger, consolidation, transfer of all or substantially all of its shares or assets, or otherwise.

                  (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Company, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying
acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Company and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (f) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before a private judge to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employee shall have the right, in addition to any other relief granted by such arbitrator, to attorney's fees; provided however, that the Employer shall have the right, in addition to any other relief granted by such arbitrator, to reasonable attorney's fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgement by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (g) Acknowledgment. Employee acknowledges that he has been advised by Employer to seek the advice of independent counsel prior to reaching agreement with Employer on any of the terms of this agreement.

                  (h) Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                  If to the Employer:

                                The J. H. Heafner Company, Inc.
                                2105 Water Ridge Parkway
                                Suite 500
                                Charlotte, North Carolina 28217
                                Attention:    J. Michael Gaither
                                Facsimile:    (704) 423-8987
                  with a copy to:

                               Howard, Darby & Levin
                               1330 Avenue of the Americas
                               New York, NY  10022
                               Attention:            Scott F. Smith
                               Facsimile:            (212) 841-1010


                  If to the Employee:

                               J. Michael Gaither

                               -------------------------------

                               -------------------------------

                               -------------------------------

                               Facsimile: (704)
                                               ---------------

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

              (g) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

              (h) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

              (i) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all other agreements or understandings among the parties with respect to the Employee's employment by the Employer.

              (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

              (k) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY

SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                     THE J. H. HEAFNER COMPANY, INC.



                                     By:  /s/ WILLIAM H. GAITHER
                                          ----------------------------
                                          Name:
                                          Title:





                                     /s/  J. MICHAEL GAITHER
                                          ----------------------------
                                          J. Michael Gaither

                                                                EXHIBIT 10.25(c)

                  EMPLOYMENT AGREEMENT, dated as of July 1, 1998 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Donald C. Roof (the "Employee").

                  The Employer desires to retain the Employee to supply services to the Employer, and the Employee desires to provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1. Employment Relationship.

                  (a) The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President and Chief Financial Officer of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2. Compensation and Benefits. During the Employment
Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $243,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each anniversary of the Effective Date.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) annual fixed bonus payments (the "Fixed Bonus") in an amount equal to 28% of the Employee's Base Salary for such year, payable on or around February 1 of the following year, and
(ii) incentive compensation determined as set forth in the Company's Management Incentive Plan. Each Fixed Bonus payment is contingent upon Employee's being employed by the Company on the date that such Fixed Bonus payment is otherwise due. The Employee will be entitled to such additional incentive compensation as the Board of Directors of the Employer determines in its discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its management bonus and incentive plans at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

                  (c) Restricted Stock and Stock Options. During the Employment Period, the Employee shall be eligible to participate in the J.H. Heafner Company 1997 Stock Option Plan (the "Stock Plan") and to receive grants of options to purchase Class A Common Stock of the Employer on terms no less favorable than those granted to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time pursuant to the Stock Plan in the sole discretion of the Employer's Executive Committee.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee.

                  (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.

                  (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  SECTION 3. Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform his duties for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.


                  (e) Payments in the Event of Termination. Upon the termination of the Employment Period pursuant to this Section 3, the Employer shall pay to the Employee, or his estate, the Base Salary and Fixed Bonus earned to the date of death or termination for disability or Cause, as the case may be. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an additional amount equal to the Base Salary and Target Bonus, in each case, that would have been payable to the Employee for the twelve-month period beginning on the date of such termination. The Employer, at its option, may make any payments due under this Section 3(e) either in a lump sum or as they would have been paid had the Employee not been terminated.

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4. Confidentiality; Non-Disclosure.

                  (a) (i) Except as provided in this Section 4(a), the Employee shall not disclose any confidential or proprietary information of the Employer or of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "confidential or proprietary information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchases, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term "confidential or proprietary information" shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                  (ii) If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any confidential or proprietary information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential or proprietary information. If, failing the entry of a protective order or the receipt of a waiver hereunder, he is, in the opinion of his counsel, compelled by law to disclose a portion of the confidential or proprietary information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the confidential or proprietary information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such confidential or proprietary information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any patents, trademarks or copyrights thereon in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of confidential or proprietary information and acknowledges the highly competitive nature of the Business and accordingly agrees that, in consideration of the premises contained herein and in consideration for payment by the Employer of the purchase price of the Shares, he will not, during and for the period commencing on the Effective Date and ending on the date that is the later of one year after the termination of the Employment Period or the date of expiration of the Non-Compete Period (as defined in Section 3.6 of the Merger Agreement), for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business firm, (i) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business; (ii) assist others in engaging in any competitive business in the manner described in clause (i); or (iii) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

         SECTION 6.  Change in Control Payment.

         (a) If the Employment Period is terminated (i) upon or prior to a Change in Control and the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of, such Change in Control or (ii) for the reasons set forth below occurring within one year after a Change in Control (as defined), by the company, then the Employee shall be entitled to a payment (the "Change in Control Payment") in an amount equal to the Base Salary that would have been payable to the Employee for the twenty-four month period beginning on the date of such termination plus the target bonus (as defined in the Employer's Executive Bonus Plan) (the "Target Bonus") that would have been payable to the Employee for the twelve-month period beginning on the date of termination. A substantial diminution in the status, position, compensation and responsibilities of the Employee or the requirement that the Employee relocate more than 50 miles, all within one year after a Change in Control shall be deemed termination by the company of the Employment Period for purposes of determining whether a Change in Control Payment is due under this Section 6(a). The Employer may elect to make any payments due under this Section 6(a) either in a lump sum or as they would have been paid had the Employment Period not been terminated. Notwithstanding the foregoing, any change in Control Payment due under this Section 6(a) shall be limited to the extent the Board (in its sole judgment) deems necessary to preserve the deductibility by the Company of such Change in Control Payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor statute.

         (b) "Change in Control" means any of the following: (i) the sale of all or substantially all of the Company's assets to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company,
(ii) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in Ann H. Gaither, William H. Gaither, Susan
G. Jones and Thomas R. Jones owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company or
(iii) at any time after the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Company's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Company. "Combined Voting Power" with respect to capital stock of the Company means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Company.


                  SECTION 7. General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.

Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 4 or Section 5 of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall, without the prior written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder. The provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Employer, whether by merger, consolidation, transfer of all or substantially all of its shares or assets, or otherwise.

                  (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Company, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement, (ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Company and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (f) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before a private judge to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employee shall have the right, in addition to any other relief granted by such arbitrator, to attorney's fees; provided however, that the Employer shall have the right, in addition to any other relief granted by such arbitrator, to reasonable attorney's fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgement by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (g) Acknowledgment. Employee acknowledges that he has been advised by Employer to seek the advice of independent counsel prior to reaching agreement with Employer on any of the terms of this agreement.

                  (h) Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                  If to the Employer:

                                The J. H. Heafner Company, Inc.
                                2105 Water Ridge Parkway
                                Suite 500
                                Charlotte, North Carolina 28217
                                Attention:  J. Michael Gaither
                                Facsimile:  (704) 423-8987
                  with a copy to:

                               Howard, Darby & Levin
                               1330 Avenue of the Americas
                               New York, NY  10022
                               Attention:            Scott F. Smith
                               Facsimile:            (212) 841-1010


                  If to the Employee:

                               Donald C. Roof
                               __________________________________
                               __________________________________
                               Facsimile: (704) _________________

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (g) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (h) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (i) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all other agreements or understandings among the parties with respect to the Employee's employment by the Employer.

                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (k) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES

DISTRICT COURT FOR THE DISTRICT OF NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                               THE J. H. HEAFNER COMPANY, INC.



                               By: /s/ WILLIAM H. GAITHER
                                  ------------------------------------
                                    Name:
                                    Title:





                               /s/  DONALD C. ROOF
                               -------------------
                               Donald C. Roof

                                                                EXHIBIT 10.25(d)


         EMPLOYMENT AGREEMENT, dated as of May 20, 1998 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Daniel K. Brown (the "Employee").

         The Employer desires to retain the Employee to supply services to the Employer, and the Employee desires to provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

         In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

         SECTION 1. Employment Relationship.

         (a) The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President Sales and Marketing of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

         (b) The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

         SECTION 2. Compensation and Benefits. During the Employment Period:

         (a) Base Compensation. The Employer shall pay to the Employee a base salary of $191,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices and prorated for the period commencing on the date of this Agreement and ending on December 31, 1998. The Base Salary shall be increased (but not decreased) for cost of living adjustments, and subject to additional discretionary increases (but not decreases) as determined by an annual review by the Board of Directors on or prior to each anniversary of the Effective Date.

         (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee (i) annual fixed bonus payments (the "Fixed Bonus") in an amount equal to 15% of the Employee's Base Salary for such year, payable on or around February 1 of the following year, 1998 and (ii) incentive compensation determined as set forth in the Company's Management Incentive Plan. Each

Fixed Bonus payment is contingent upon Employee's being employed by the Company on the date that such Fixed Bonus payment is otherwise due. The Employee will be entitled to such additional incentive compensation as the Board of Directors of the Employer determines in its discretion to pay the Employee. The Employee acknowledges that the Employer may terminate or modify its management bonus and incentive plans at any time although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans.

         (c) Restricted Stock and Stock Options. During the Employment Period, the Employee shall be eligible to participate in the J.H. Heafner Company 1997 Stock Option Plan (the "Stock Plan") and to receive grants of options to purchase Class A Common Stock of the Employer on terms no less favorable than those granted to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time pursuant to the Stock Plan in the sole discretion of the Employer's Executive Committee.

         (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans and company automobile perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level I Employee.

         (e) Other Benefits. The Employer will provide a vehicle of the Employee's choice for the Employee's use at a cost (including expenses and insurance) of up to $40,000. The Employee will be responsible for any costs in excess of $40,000.

         (f) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

         SECTION 3. Termination.

         (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform his duties for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

         (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

         (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

         (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.

         (e) Payments in the Event of Termination. Upon the termination of the Employment Period pursuant to this Section 3, the Employer shall pay to the Employee, or his estate, the Base Salary and Fixed Bonus earned to the date of death or termination for disability or Cause, as the case may be. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee or his estate an additional amount equal to the Base Salary and Target Bonus, in each case, that would have been payable to the Employee for the twelve-month period beginning on the date of such termination. The Employer, at its option, may make any payments due under this Section 3(e) either in a lump sum or as they would have been paid had the Employee not been terminated.

         (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 4 and Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

         SECTION 4. Confidentiality; Non-Disclosure.

         (a) (i) Except as provided in this Section 4(a), the Employee shall not disclose any confidential or proprietary information of the Employer or of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "confidential or proprietary information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchases, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term "confidential or proprietary information" shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

         (ii) If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any confidential or proprietary information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 4(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential or proprietary information. If, failing the entry of a protective order or the receipt of a waiver hereunder, he is, in the opinion of his counsel, compelled by law to disclose a portion of the confidential or proprietary information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the confidential or proprietary information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such confidential or proprietary information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

         (b) The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any patents, trademarks or copyrights thereon in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

         SECTION 5. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of confidential or proprietary information and acknowledges the highly competitive nature of the Business and accordingly agrees that, in consideration of the premises contained herein and in consideration for payment by the Employer of the purchase price of the Shares, he will not, during and for the period commencing on the Effective Date and ending on the date that is the later of one year after the termination of the Employment Period or the date of expiration of the Non-Compete Period (as defined in Section 3.6 of the Merger Agreement), for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business firm, (i) directly or indirectly engage in the United States, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business; (ii) assist others in engaging in any competitive business in the manner described in clause (i); or (iii) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 5.

         SECTION 6. Change in Control Payment.

         (a) If the Employment Period is terminated (i) upon or prior to a Change in Control and the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of, such Change in Control or (ii) for the reasons set forth below occurring within one year after a Change in Control (as defined), by the company, then the Employee shall be entitled to a payment (the "Change in Control Payment") in an amount equal to the Base Salary that would have been payable to the Employee for the twenty-four month period beginning on the date of such termination plus the target bonus (as defined in the Employer's Executive Bonus Plan) (the "Target Bonus") that would have been payable to the Employee for the twelve-month period beginning on the date of termination. A substantial diminution in the status, position, compensation and responsibilities of the Employee or the requirement that the Employee relocate more than 50 miles, all within one year after a Change in Control shall be deemed termination by the company of the Employment Period for purposes of determining whether a Change in Control Payment is due under this Section 6(a). The Employer may elect to make any payments due under this Section 6(a) either in a lump sum or as they would have been paid had the Employment Period not been terminated. Notwithstanding the foregoing, any change in Control Payment due under this Section 6(a) shall be limited to the extent the Board (in its sole judgment) deems necessary to preserve the deductibility by the Company of such Change in Control Payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, or any successor statute.

         (b) "Change in Control" means any of the following: (i) the sale of all or substantially all of the Company's assets to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company,
(ii) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in Ann H. Gaither, William H. Gaither, Susan
G. Jones and Thomas R. Jones owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company or
(iii) at any time after the consummation of an initial public offering of Class A Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity not directly or indirectly controlled by the Company's stockholders of more than 35% of the Combined Voting Power of the then outstanding shares of capital stock of the Company. "Combined Voting Power" with respect to capital stock of the Company means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Company.

         SECTION 7. General Provisions.

         (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

         (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 4 or Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 4 or Section 5 of this Agreement.

         (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

         (d) Assignment; Benefit. This Agreement is personal in its nature and neither party shall, without the prior written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder. The provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Employer, whether by merger, consolidation, transfer of all or substantially all of its shares or assets, or otherwise.

         (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Company, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall
(i) survive the termination of this Agreement, (ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Company and (iii) be subject to any limitations imposed from time to time under applicable law.

         (f) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before a private judge to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employee shall have the right, in addition to any other relief granted by such arbitrator, to attorney's fees; provided however, that the Employer shall have the right, in addition to any other relief granted by such arbitrator, to reasonable attorney's fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgement by such arbitrator may be entered into any court with jurisdiction over the dispute.

         (g) Acknowledgment. Employee acknowledges that he has been advised by Employer to seek the advice of independent counsel prior to reaching agreement with Employer on any of the terms of this agreement.

         (h) Amendments and Waivers. No modification, amendment or waiver of any provision of , or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows: If to the Employer:

                                The J. H. Heafner Company, Inc.
                                2105 Water Ridge Parkway
                                Suite 500
                                Charlotte, North Carolina 28217
                                Attention:  J. Michael Gaither
                                Facsimile:  (704) 423-8987
                  with a copy to:

                               Howard, Darby & Levin
                               1330 Avenue of the Americas
                               New York, NY  10022
                               Attention:   Scott F. Smith
                               Facsimile:   (212) 841-1010


                  If to the Employee:

                               Daniel K. Brown

                               _______________________________

                               _______________________________

                               Facsimile: (704) ______________

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

         (g) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (h) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         (i) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all other agreements or understandings among the parties with respect to the Employee's employment by the Employer.

         (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

         (k) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES

DISTRICT COURT FOR THE DISTRICT OF NORTH CAROLINA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                         THE J. H. HEAFNER COMPANY, INC.



                                         By: /s/ WILLIAM H. GAITHER
                                             --------------------------
                                             Name:
                                             Title:





                                         /s/  DANIEL K. BROWN
                                         --------------------------
                                         Daniel K. Brown

                                                               EXHIBIT 10.25(e)


                  EMPLOYMENT AGREEMENT, dated as of July 1 1998 (the "Agreement"), between The J. H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Thomas J. Bonburg (the "Employee").


                  The Employee is currently employed as President of the Winston Tire Division of the Employer ("Winston").


                  The Employer sold shares of common stock (the "Shares") of Winston to the Employer pursuant to the terms and conditions set forth in the Stock Purchase Agreement, dated as of April 9, 1997 (the "Stock Purchase Agreement"), between the Employer and the stockholders of Winston.


                  The Employee and the Employer entered into an Employment Agreement on May 7, 1997. The Employer and the Employee desire to amend and restate the Employment Agreement dated May 7, 1997, as provided herein.


                  In consideration of the sale of the Shares to the Employer, the Employee's agreement to supply the Services under this Agreement and the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:


                  1.       Services; Term.


                  (a) The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as President of the Retail Division of the Employer, and the Employee will use his best efforts to perform services for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.


                  (b) The Employee shall participate in the operation of the business (the "Business") of the Employer, including the operation of the business of Winston, and assume and perform all duties and responsibilities consistent with his title and position (the "Services") as from time to time requested by the Employer.


                  (c) The Employee shall be employed until June 30, 2001, unless sooner terminated pursuant to the provisions of this Agreement (such period being referred to as the "Employment Period"). At the expiration of the Employment Period, if the Employee continues in the employ of the Employer, the Employee will become an employee at will of the Employer.


                  2. Performance by Employee. During the Employment Period, the Employee shall devote all of his business time, attention, knowledge and skills to, and use his best efforts to perform, the Services and shall promote the interests of the Employer in carrying out the Services.

                  3. Compensation and Benefits. During the Employment Period:


                  (a) Base Compensation. As compensation for the Services, the Employer shall pay to the Employee a base salary at the annual rate of $250,000 (subject to upward adjustment in the discretion of the Employer's Board of Directors) (the "Base Salary"), payable in accordance with the Employer's payroll practices.


                  (b) As additional compensation for the Services, the Employer shall pay to the Employee (i) a fixed bonus (the "Fixed Bonus") of $150,000 annually, payable in installments of $50,000 on each January 1 and $100,000 on each July 1 during the Employment Period, and (ii) two-thirds of any incentive compensation payable to the Employee as a Level I participant in the Employer's Executive Bonus Plan (the "Incentive Bonus"); provided that, unless otherwise expressly set forth in this Agreement, (x) each Fixed Bonus payment is contingent upon Employee's being employed by the Employer on a date no later than the fifteenth day prior to the date such Fixed Bonus payment is otherwise due and (y) each Incentive Bonus payment is contingent upon Employee's being employed by the Employer at the end of the relevant period for determining the amount, if any, of such Incentive Bonus payment. Any amounts paid to the Employee pursuant to this Section 3(b) through and including the termination of the Employment Period shall upon such termination be deemed additional severance payments for purposes of this Agreement.


                  (c) Benefit Plans. The Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives, as those benefits are revised from time to time by the Board of Directors of the Employer. Except as specifically provided in this
Section 3, nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits.


                  (d) Vacations and Holidays. The Employee shall be entitled to vacation and paid holidays in accordance with the Employer's policy.


                  4.       Termination.


                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 120 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, in case the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                   (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of, or plea of guilty or nolo contendere to, either a felony or a crime for which a term of imprisonment of more than one year may be imposed and which involves a fraudulent act, (ii) the Employee's gross negligence in the performance of the Services, which is of material detriment to the Employer and is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's other material breach of his obligations under this Agreement, which is not corrected within a reasonable period of time (determined in light of the cure appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with (x) a felony or (y) a crime for which a term of imprisonment of more than one year may be imposed and which involves a fraudulent act, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.


                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.


                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement, (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned.


                  (e) Payments in the Event of Termination. Upon the termination of the Employment Period by the Employer without Cause or by the Employee for Good Reason ("Involuntary Termination"), the Employee shall be entitled to receive a severance payment depending upon the date of termination according to the schedule set forth below plus an amount equal to the prorated portion of the Fixed Bonus payable in accordance with Section 3(b)(i) (reduced by any Fixed Bonus payments made through and including the date of termination). Upon the termination of the Employment Period by the Employer or the Employee for any other reason ("Voluntary Termination"), the Employee shall be entitled to receive a severance payment depending upon the date of termination according to the schedule set forth below:

If termination occurs on:      Voluntary Termination     Involuntary Termination
-------------------------      ---------------------     -----------------------


7/1/98 thorough 12/31/98       $637,500                  $787,500


1/1/99 through 6/30/99         $637,500                   $693,500


7/1/99 through 12/31/99        $487,500                   $600,000


1/1/00 through 6/30/00         $487,500                   $525,000


7/1/00 through 12/31/00        $350,00                    $450,000


1/1/01 through 6/30/01         $350,00                    $387,500


7/1/01 and thereafter          $150,00                    $325,000


                  The Employer, at its option, may pay such severance amount either in a lump sum or as such amounts would have been paid had the Employee not been terminated.


                   (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 4, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any severance amounts payable by the Employer as specifically set forth in
Section 4(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 6 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 4, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.


                  5. Confidentiality, Non-Competition and Non-Solicitation.


                  (a) Confidential Information. (i) The Employee recognizes and hereby acknowledges that, as a senior executive of the Employer, he will learn of, and be exposed to, confidential business information concerning the Company Group's information, ideas, know how, trade secrets, processes, computer software, methods, practices, techniques, technical plans, customer lists, pricing techniques and information, marketing plans, financial information, and all other compilations of information that relate to the Company Group's business and its current and prospective customers ("Confidential Information"). Employee recognizes and hereby acknowledges that such Confidential Information is a valuable asset of the Company Group. Employee agrees to safeguard such Confidential Information for the exclusive benefit of the Company Group and agrees that he will not disclose, distribute or publish such Confidential Information to any person, company, business or corporation, provided that Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by Employee or by a person who received such information from Employee in violation of this Agreement). "Company Group" means the Employer and its subsidiaries and affiliates, including without limitation Winston.

                   (ii) Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by Employee (either solely or jointly with others) and all tangible work product derived therefrom (collectively, the "Ideas") during the period in which Employee is employed under this Agreement. Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, Employee shall, during and after the Employment Period, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer title to all such Ideas, and to obtain any patents, trademarks or copyrights thereon in all countries throughout the world. In this regard, the parties shall executive and deliver any and all documents that the Employer may reasonably request.


                  (b) Use of Confidential Information for Another Employer. Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of business of the Company Group. Accordingly, in order further to protect the Confidential Information of the Company Group from disclosure or use, Employee agrees that, during the period commencing on the date of this Agreement and ending on the one-year anniversary of the effective date of termination of Employee's employment with the Employer (the "Covenant Period"), he will not, for any reason whatsoever, either individually or as an officer, director, stockholder, partner, agent or principal of another business or firm (i) directly or indirectly engage in the States of Arizona, California, New Mexico, Nevada, Oregon, Utah and Washington in any Competing Business, or (ii) assist others in engaging in any Competing Business in the manner described in clause (i). "Competing Business" means any business that is competitive with the business of the members of the Company Group (including, without limitation, the wholesale or retail tires or automotive parts and service businesses).


                  (c) Solicitation of Customers. Employee agrees that during the course of his employment with the Employer, he will learn of and be exposed to confidential business information and trade secrets of the Company Group concerning the Company Group's customers. Employee further agrees that, should he seek to divert, take away, or solicit any of the customers of the Company Group with respect to which he has learned and/or been exposed to such confidential information, he will of necessity make use of or disclose such confidential information, to the irreparable detriment of the Company Group. Accordingly, Employee promises that, during the Covenant Period, he will not, directly or indirectly, either for himself or for any other person, firm, company or corporation, divert, take away or solicit, or attempt to divert, take away or solicit any businesses or individuals that were customers of the Company Group during the period in which Employee was employed by the Employer.


                  (d) Solicitation of Employees. Employee agrees and acknowledges that the Company Group has expended large sums in the recruitment, training and development of its employees and that the continued employment of such persons by the Company Group constitutes a substantial benefit to the Company Group. Employee further agrees and acknowledges that the business of the Company Group could be severely disrupted and injured in the event that another person, firm, company or corporation were to attempt to induce any or all of the Company Group's employees to terminate their employment with the Company Group. Accordingly, Employee promises and covenants that, during the Covenant Period, he will not, directly or indirectly, either for himself or for any other person, firm, company or corporation, contact or communicate with any employee of any member of the Company Group for the purpose of inducing or otherwise encouraging such employee to terminate his or her employment with the Employer, provided, however, that this Section 5(d) shall not preclude the Employee from giving an employment reference at the request of a prospective employer of such employee.


                  (e) Acknowledgment. Employee acknowledges that he is entering into the covenants contained in this Section 5, inter alia, due to his status as a signatory to the Stock Purchase Agreement and his position, prior to the Effective Date, as a stockholder of Winston.


                  6.       General Provisions.


                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's and Winston's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 5 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.


                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of Section 5 or
Section 6 of this Agreement.


                   (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits referred to herein as payable to the Employee on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.


                  (d) Assignment; Benefit. This Agreement is personal in its nature and the parties hereto shall not, without the written consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided that the provisions hereof shall inure to the benefit of, and be binding upon, each successor of the Employer, whether by merger, consolidation, transfer of all or substantially all of its assets, or otherwise.


                  (e) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer (and iii) be subject to any limitations imposed from time to time under applicable law.


                  (f) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with the confirmation of receipt), addressed as follows:


                  If to the Employer:

                           The J. H. Heafner Company, Inc.
                           814 Main Street
                           P.O. Box 837
                           Lincolnton, NC  28093-0837
                           Attention: J. Michael Gaither
                           Facsimile: (704) 732-6480


                  with a copy to:

                           Howard, Darby & Levin
                           1330 Avenue of the Americas
                           New York, NY  10022
                           Attention: Scott F. Smith
                           Facsimile: (212) 841-1010

                  If to the Employee:

                           Thomas J. Bonburg
                           5389 North Fremantle Lane
                           Calabasas, CA  91302


or such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communications shall be deemed to have been given on the fifth business day following the date on which such communication is posted.


                  (g) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure therefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.


                  (h) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.


                  (i) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement contains the entire agreement among the parties with respect to the Employee's employment by the Employer. The Employment Agreement, dated May 7, 1997, between the Employer and the Employee is expressly superseded and shall have no further force and effect. This Agreement shall have no effect on the survival or continued effectiveness of any provision contained in the Stock Purchase Agreement that continues to bind the parties in accordance with its terms.


                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                  (k) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURT. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.





                                            THE J. H. HEAFNER COMPANY, INC.




                                            By: /s/ J. MICHAEL GAITHER
                                                 Name:
                                                 Title:


                                                /s/ THOMAS J. BONBURG
                                            Thomas J. Bonburg